POWER OF ATTORNEY

      KNOW  ALL MEN BY THESE PRESENTS:

      WHEREAS, TOUCHSTONE TAX-FREE TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

      WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and FRANK L. NEWBAUER, and each of them, his attorneys for him and in his name, place and stead, to execute and file any amendments to the registration statement on Form N-1A and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of October, 2007.


                                                  /s/ Donald C. Siekmann
                                                  ------------------------------
                                                  DONALD C. SIEKMANN
                                                  Trustee

STATE OF OHIO         )
                      ) ss:
COUNTY OF HAMILTON    )

      On the 12th day of October, 2007, personally appeared before me, DONALD C. SIEKMANN, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 12th day of October, 2007.


                                                  /s/ Wanda Tepe
                                                  ------------------------------
                                                  Notary Public

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, TOUCHSTONE TAX-FREE TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

      WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and FRANK L. NEWBAUER, and each of them, his attorneys for him and in his name, place and stead, to execute and file any amendments to the registration statement on Form N-1A and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of October, 2007.

                                                  /s/ H. Jerome Lerner
                                                  ------------------------------
                                                  H. JEROME LERNER Trustee

STATE OF OHIO         )
                      ) ss:
COUNTY OF HAMILTON    )

      On the 5th day of October, 2007, personally appeared before me, H. JEROME LERNER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 5th day of October, 2007.

                                                  /s/ Donna J. Wellage
                                                  ------------------------------
                                                  Notary Public

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, TOUCHSTONE TAX-FREE TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

      WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and FRANK L. NEWBAUER, and each of them, his attorneys for him and in his name, place and stead, to execute and file any amendments to the registration statement on Form N-1A and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of October, 2007.

                                                  /s/ Phillip R. Cox
                                                  ------------------------------
                                                  PHILLIP R. COX
                                                  Trustee

STATE OF OHIO         )
                      ) ss:
COUNTY OF HAMILTON    )

      On the 8th day of October, 2007, personally appeared before me, PHILLIP R. COX, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 8th day of October, 2007.

                                                  /s/ Thomas D. Ashton
                                                  ------------------------------
                                                  Notary Public

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, TOUCHSTONE TAX-FREE TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

      WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and FRANK L. NEWBAUER, and each of them, his attorneys for him and in his name, place and stead, to execute and file any amendments to the registration statement on Form N-1A and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of October, 2007.

                                                  /s/ Robert E. Stautberg
                                                  ------------------------------
                                                  ROBERT E. STAUTBERG
                                                  Trustee

STATE OF OHIO         )
                      ) ss:
COUNTY OF HAMILTON    )

      On the 18th day of October, 2007, personally appeared before me, ROBERT E. STAUTBERG, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 18th day of October, 2007.

                                                  /s/ Katherine L. Raffenberg
                                                  ------------------------------
                                                  Notary Public

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, TOUCHSTONE TAX-FREE TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

      WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and FRANK L. NEWBAUER, and each of them, his attorneys for him and in his name, place and stead, to execute and file any amendments to the registration statement on Form N-1A and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of October, 2007.

                                                  /s/ John P. Zanotti
                                                  ------------------------------
                                                  JOHN P. ZANOTTI
                                                  Trustee

STATE OF OHIO         )
                      ) ss:
COUNTY OF HAMILTON    )

      On the 9th day of October, 2007, personally appeared before me, JOHN P. ZANOTTI, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 9th day of October, 2007.

                                                  /s/ Kristen E. Hertzer
                                                  ------------------------------
                                                  Notary Public

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, TOUCHSTONE TAX-FREE TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

      WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and FRANK L. NEWBAUER, and each of them, his attorneys for him and in his name, place and stead, to execute and file any amendments to the registration statement on Form N-1A and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of October, 2007.

                                                  /s/ John F. Barrett
                                                  ------------------------------
                                                  JOHN F. BARRETT
                                                  Trustee

STATE OF OHIO         )
                      ) ss:
COUNTY OF HAMILTON    )

      On the 9th day of October, 2007, personally appeared before me, JOHN F. BARRETT, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 9th day of October, 2007.

                                                  /s/ Linda L. Baker
                                                  ------------------------------
                                                  Notary Public

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, TOUCHSTONE TAX-FREE TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

      WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside her name;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and FRANK L. NEWBAUER, and each of them, her attorneys for her and in her name, place and stead, to execute and file any amendments to the registration statement on Form N-1A and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 8th day of October, 2007.

                                                  /s/ Jill T. McGruder.
                                                  ------------------------------
                                                  JILL T. McGRUDER
                                                  Trustee

STATE OF OHIO         )
                      ) ss:
COUNTY OF HAMILTON    )

      On the 8th day of October, 2007, personally appeared before me, JILL T. McGRUDER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 8th day of October, 2007.

                                                  /s/ Elizabeth F. Gibson
                                                  ------------------------------
                                                  Notary Public